Employment Agreement

Jennifer Boone

Position:	Vice President of Network Development

Term:	February 1, 2007-January 31, 2008

Base Salary:	$121,750

Primary

Responsibilities:
1.	Develop and refine the company’s provider network
2.	Minimize network attrition
3.	Develop national and regional relationships where appropriate
4.	Assist in the development of client fee schedules
5.	Lead the roll-out and adoption of value added services for the providers
6.	Assist in the development of the new products and services for the company
7.	Lead and develop your staff
8.	Provide a voice on executive committee that provides guardianship of network

Place of

Employment:

1.	Primary office will be at the Corporate Headquarters in Dallas, TX
2.	Travel will be required as needed

Bonus Eligibility:
1.	up to 25% of Base Salary based on achievement of annual business objectives
a.	(50%) Personal Position Defined Objectives as defined by the CEO
b.	(50%) Company Financial Objectives
2.	Other potential as defined by the CEO or Board of Directors

Equity

Participation:

1.	Determined annually by the Board of Directors
2.	Vesting schedule of 4 years, monthly for all grants after 2/1/2007
3.	Full vesting on change of control

Benefits:
1.	Consistent with the benefits offered all employees

2.	Health Club dues for a personal health club as long as the facility is used at least twice per month

Vacation:	4 weeks paid vacation

Other

Considerations:

1.	Accommodations will be provided to allow flexible hours to minimize the impact of your commute.

2.	Salary Reviews will be performed annually and increases will be based on performance

3.	If there is a change of control,
a.	all options will immediately vest
b.	automatic 90 day severance payment
c.	automatic 90 day extension of benefits

Please indicate your acceptance of this agreement by your signature, and return this letter to me. Thank you.

____________________________________	_____________________
Signature	Date

David S. Boone

COO/CFO

____________________________________	_____________________
Signature	Date

Jennifer Boone

Vice President Provider Relations